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PHASE 3 IMPLEMENTATION AGREEMENT

amongst

RUSTENBURG PLATINUM MINES LIMITED

PLATEAU RESOURCES (PROPRIETARY) LIMITED

and

RICHTRAU NO 179 (PROPRIETARY) LIMITED

(to be renamed “Bokoni Platinum Holdings (Proprietary) Limited”)

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---oOo---

SCHEDULE 1	-	DRAFT BEE PRINCIPLES ACKNOWLEDGMENT LETTER

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PHASE 3 IMPLEMENTATION AGREEMENT

1.	PARTIES

1.1	PLATEAU RESOURCES (PROPRIETARY) LIMITED

1.2	RUSTENBURG PLATINUM MINES LIMITED

1.3	RICHTRAU NO 179 (PROPRIETARY) LIMITED

2.	INTERPRETATION

2.1	The headnotes to the clauses of this Agreement are inserted for reference purposes only and shall in no way govern or affect the interpretation hereof.

2.2	Unless inconsistent with the context, the expressions set forth below shall bear the following meanings:

“AFSA”	Arbitration Foundation of Southern Africa

“Agreement”	this Phase 3 Implementation Agreement, together with all the schedule hereto

“Anooraq”	Anooraq Resources Corporation, a public company incorporated in

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accordance with the laws of British Columbia, Canada, registration no. 10022-2033

“Anooraq Agreements”

the agreements and/or written documents recording, as at the Closing Date, the composition of the Anooraq Group, the relationship amongst the members of the Anooraq Group, and/or any other matter and/or issue of relevance to any of the contents hereof, and which agreements are:

1.	the shareholders’ agreement entered into on 19 September 2004 amongst Pelawan, Anooraq and the Pelawan Trust;

2.	the subscription and shareholders’ agreement in respect of Pelawan (“Pelawan Subscription and Shareholders’ Agreement”), entered into on 19 September 2004 amongst Anooraq, the Pelawan Trust,

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African Minerals Professionals (Proprietary) Limited, Tshanduko Investments (Proprietary) Limited, Siyanda Trust, Legakabje Mining & Exploration (Proprietary) Limited, Basadi-Ba-Bapedi Cultural Development Trust, Zonkizizwe Investment Trust, Isolomzi Investments (Proprietary) Limited, Ditau Investments Company (Proprietary) Limited, Prime Skill Development Trust, African Mining Development Trust, Mookodi Trading (Proprietary) Limited, Africa without Boundaries Mining (Proprietary) Limited, Leswika Women’s Investments (Proprietary) Limited, Figure Eight Investments (Proprietary) Limited, Miracle Mile Investments 74 (Proprietary) Limited and Pelawan;

3.	the amendment to the Pelawan

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Subscription and Shareholders’ Agreement, entered into on 29 September 2004;

4.	the share exchange agreement entered into on 21 January 2004 between Pelawan and Anooraq, as amended by the addenda thereto dated 20 September 2004 and 11 November 2005; and

5.	the trust deed of the Pelawan Trust, entered into on 2 September 2004

“Anooraq Due Diligence”

the due diligence investigation currently being undertaken by Anooraq and Plateau, and constituting a comprehensive technical, financial, legal and regulatory investigation into respectively Lebowa and the LPM Business, in order to establish whether there exists any fact and/or circumstances which, had Plateau had insight into such fact and/or

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circumstance, would have deterred Plateau from entering into any of the Transactional Agreements to which it is a party, either on the relevant terms and conditions, or at all

“Anooraq Group”	the group of entities comprising Anooraq, the Anooraq Parties and their respective direct and indirect Subsidiary Companies, from time to time

“Anooraq Parties”	the Anooraq Parties, as defined in the Holdco Shareholders’ Agreement

“APL”	Anglo Platinum Limited, a public company incorporated in accordance with the laws of the Republic, registration no. 1946/022452/06

“APL Due Diligence”

the due diligence investigation currently being undertaken by RPM in respect of the compliance by the Anooraq Parties with all requirements in respect of BEE (including, without limitation, the participation in all relevant structures by women and communities), and to

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establish whether there is any fact and/or circumstance which prevents Plateau from entering into and/or completing the Transactional Agreements to which it is party, in accordance with their terms and/or from complying fully and in all respects with all of its obligations (including, without limitation, its obligation to procure that the Anooraq Parties shall undertake various actions) arising in terms of and/or in connection with the Holdco Shareholders’ Agreement

“APL Group”	the group of entities comprising APL, RPM, Holdco, Opco, Lebowa and their respective direct and indirect Subsidiary Companies, from time to time

“APL Old Order Rights”

all old order rights (as defined in Schedule II of the MPRD Act) held, as at the Signature Date, by the companies comprising the APL Group, as at the Signature Date, including (without limitation) the Old Order

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Rights, as set out in the list attached to the Holdco Shareholders’ Agreement as Schedule 6

“BEE”	broad-based black economic empowerment, as envisaged in terms of the MPRD Act and/or the Charter

“Boikgantsho Sale Assets”	the Sale Assets, as defined in the Boikgantsho Sale of Rights Agreement

“Boikgantsho Sale of Rights Agreement”

the Boikgantsho Sale of Rights Agreement entered into, or to be entered into, amongst Plateau, RPM and Boikgantsho, in terms whereof Plateau and RPM shall respectively sell certain of the Boikgantsho Sale Assets to Boikgantsho

“Business”	collectively, the Ga-Phasha Business, the LPM Business, the Boikgantsho Sale Assets and the Kwanda Sale Assets

“Business Day”	every day except Saturdays, Sundays and statutory holidays in the Republic

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and/or British Columbia

“Charter”

the Broad Based Socio Economic Empowerment Charter for the South African Mining Industry (together with the Scorecard), dated 11 October 2002, published in terms of the provisions of Section 100(2)(a) of the MPRD Act, under Government Gazette (No. 26661 of 13 August 2004)

“Closing Date”	the date being either:

1.	the first day of the calendar month immediately following the Fulfilment Date; or

2	in the event that the Fulfilment Date shall be on or after the sixth last Business Day of any month, the first day of the second calendar month immediately following the Fulfilment Date; or

3	the Fulfilment Date,

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as elected by Plateau, by delivery to RPM and Holdco of a Closing Date Notice, by no later than:

(a)	in the event that Plateau elects either of the dates contemplated in 1 and 2 above, the close of business on the Fulfilment Date; or

(b)	in the event that Plateau elects the date contemplated in 3 above, the date on which the Condition in clause 4.1.7 shall have been fulfilled,

provided that in the event that Plateau shall have failed to deliver the Closing Date Notice within the time periods specified above, the Closing Date shall be the first day of the calendar month immediately following the Fulfilment Date

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“Closing Date Notice”	a written notice by Plateau in which it specifies its election of the date which shall constitute the Closing Date

“Companies Act”	the Companies Act, 1973 (Act 61 of 1973)

“Competition Act”	the Competition Act, 1998 (Act 89 of 1998)

“Competition Authorities”

the Competition Commission, the Competition Tribunal and/or the Competition Appeal Court, as the case may be, established in terms of the Competition Act, and “Competition Authority” shall have a corresponding meaning

“Conditions”	the conditions precedent in clause 4.1

“Credits”

the credits in respect of BEE to be received by APL (including, without limitation, those credits to be received by RPM and/or Lebowa), as at the Closing Date, in terms of paragraph 4.7 of the Charter and the Scorecard,

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directly and/or indirectly attributable to and/or arising as a result of the Transaction

“Debt”	Debt, as defined in the Holdco Shareholders’ Agreement

“Disclosure Letter”	the Disclosure Letter, as defined in the Holdco Sale of Shares Agreement

“Equity”	Equity, as defined in the Holdco Shareholders’ Agreement

“Financier”	any bank or other financial institution

“Final Disclosure Date”	15 April 2008

“Fulfilment Date”	the date on which the last of the Conditions to be fulfilled shall have been fulfilled

“Ga-Phasha Business”	the business (together with all of its components, parts, assets and/or liabilities) of Micawber as at the Closing Date

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“Holdco”	Richtrau No 179 (Proprietary) Limited, a private company incorporated in accordance with the laws of the Republic, registration no. 2007/016711/07

“Holdco Sale of Shares Agreement”

the Holdco Sale of Shares Agreement entered into, or to be entered into, between Plateau and RPM, in terms whereof RPM shall sell and Plateau shall purchase 20.92% of the entire issued share capital of Holdco and 51% of RPM’s claim on loan account against Holdco

“Holdco Shareholder Loan Agreement”	the Holdco Shareholder Loan Agreement, as defined in the Holdco Sale of Shares Agreement

“Holdco Shareholders’ Agreement”	the Holdco Shareholders’ Agreement entered into, or to be entered into amongst the Parties

“Initial Funding Agreements”	the Initial Funding Agreements, as defined in the Holdco Shareholders’

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Agreement

“JSE”	the JSE Limited, a public company incorporated in accordance with the laws of the Republic, registration no. 2005/022939/06

“Kwanda”	Richtrau No 207 (Proprietary) Limited, a private company incorporated in accordance with the laws of the Republic, registration no. 2008/003368/07

“Kwanda Sale Assets”	the Sale Assets, as defined in the Kwanda Sale of Rights Agreement

“Kwanda Sale of Rights Agreement”

the Kwanda Sale of Rights Agreement entered into, or to be entered into, amongst RPM, Plateau and Kwanda, in terms whereof RPM and Plateau shall sell their respective undivided 50% shares of the Kwanda Sale Assets to Kwanda

“Lebowa”	Lebowa Platinum Mines Limited, a public company incorporated in

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accordance with the laws of the Republic, registration no. 1963/006144/06

“LPM Business”

the business (together with all of its components, parts, assets and/or liabilities) as a going concern, of Lebowa and/or Opco, as the case may be, as at the Closing Date, including (for the avoidance of doubt) the Rights to Mine held by Lebowa and/or Opco, as the case may be

“Micawber”	Micawber 277 (Proprietary) Limited, a private company duly incorporated in accordance with the laws of the Republic, registration no. 2002/016841/07

“Micawber Shareholders’ Agreement”	the Micawber Shareholders’ Agreement entered into on 22 September 2004 amongst Pelawan, RPM and Micawber

“Middelpunt Hill Funding Agreement”	the funding agreement to be entered into between Opco and RPM, the terms and conditions of which will be based

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on the term sheet attached to the Holdco Shareholders’ Agreement as Schedule 5

“Mining Rights”	mining rights (as defined in terms of the MPRD Act)

“MPRD Act”	the Mineral Petroleum and Resources Development Act, 2002 (Act 28 of 2002)

“New Order Rights”	the Mining Rights into which the Old Order Rights shall be converted

“Notarial Joint Venture Agreement”	the Notarial Joint Venture Agreement entered into on 29 September 2004 between RPM and Pelawan

“Old Order Rights”

the old order rights (as defined in Schedule II of the MPRD Act) forming part of respectively the LPM Business and the Ga-Phasha Business, as set out in the list attached to the Holdco Sale of Shares Agreement as Schedule 4

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“Opco”	Richtrau No 177 (Proprietary) Limited, a private company incorporated in accordance with the laws of the Republic, registration no. 2007/016001/07

“Opco Shareholder Loan Agreement”	the Opco Shareholder Loan Agreement, as defined in the Holdco Sale of Shares Agreement

“Parties”	collectively, RPM, Holdco and Plateau and a “Party” shall mean each or any of them, as the context requires

“Pelawan”	Pelawan Investments (Proprietary) Limited, a private company incorporated in accordance with the laws of the Republic, registration no. 2002/017920/07

“Pelawan Trust”	the Pelawan Trust, established in accordance with the trust deed dated 2 September 2004, Master’s reference no. IT8411/2004

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“PGMs”

collectively, platinum, palladium, rhodium, ruthenium, iridium, osmium and the metals and minerals mineralogically associated therewith, including but not limited to gold, silver, copper, nickel and cobalt together with any such metals and minerals which may be extracted from the normal mining of the abovementioned minerals in, on or under the relevant project area

“Phase 3 Sale of Shares	collectively:
Agreements”

-	the RPM Sale of Micawber Shares and Claims Agreement;

-	the RPM Sale of Boikgantsho Shares and Claims Agreement;

-	the RPM Sale of Kwanda Shares Agreement;

-	the Plateau Sale of Micawber Shares and Claims Agreement;

-	the Plateau Sale of Boikgantsho

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Shares and Claims Agreement; and

-	the Plateau Sale of Kwanda Shares Agreement

“Phase 3 Transactional Agreements”	collectively:

-	the Boikgantsho Sale of Rights Agreement;

-	the Kwanda Sale of Rights Agreement;

-	the RPM Sale of Micawber Shares and Claims Agreement;

-	the RPM Sale of Boikgantsho Shares and Claims Agreement;

-	the RPM Sale of Kwanda Shares Agreement;

-	the Holdco Sale of Shares Agreement;

-	the Plateau Sale of Micawber

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Shares and Claims Agreement;

-	the Plateau Sale of Boikgantsho Shares and Claims Agreement;

-	the Plateau Sale of Kwanda Shares Agreement; and

-	the Holdco Shareholders’ Agreement

“Plateau”	Plateau Resources (Proprietary) Limited, a private company incorporated in accordance with the laws of the Republic, registration no. 1996/013879/07

“Plateau Sale of Boikgantsho Shares and Claims Agreement”

the Plateau Sale of Boikgantsho Shares and Claims Agreement entered into, or to be entered into, between Plateau and Holdco, in terms whereof Plateau shall sell and Holdco shall purchase 50% of the entire issued share capital of Boikgantsho and Plateau’s claims against Boikgantsho on shareholder’s loan account

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“Plateau Sale of Kwanda Shares Agreement”

the Plateau Sale of Kwanda Shares Agreement entered into, or to be entered into, between Plateau and Holdco, in terms whereof Plateau shall sell and Holdco shall purchase 50% of the entire issued share capital of Kwanda

“Plateau Sale of Micawber Shares and Claims Agreement”

the Plateau Sale of Micawber Shares and Claims Agreement entered into, or to be entered into, in terms whereof Plateau shall sell and Holdco shall purchase 50% of the entire issued share capital of Micawber and Plateau’s claims against Micawber on shareholder’s loan account

“Republic”	the Republic of South Africa

“Rights to Mine”	all rights of whatsoever nature in and to any and all minerals at any time, including (without limitation) the Old Order Rights and the New Order Rights

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“RPM”	Rustenburg Platinum Mines Limited, a public company incorporated in accordance with the laws of the Republic, registration no. 1931/003380/06

“RPM Sale of Boikgantsho Shares and Claims Agreement”

the RPM Sale of Boikgantsho Shares and Claims Agreement entered into, or to be entered into, between RPM and Holdco, in terms whereof RPM shall sell and Holdco shall purchase 50% of the entire issued share capital of Boikgantsho and RPM’s claims against Boikgantsho on shareholder’s loan account

“RPM Sale of Kwanda Shares Agreement”

the RPM Sale of Kwanda Shares Agreement entered into, or to be entered into, between RPM and Holdco, in terms whereof RPM shall sell and Holdco shall purchase 50% of the entire issued share capital of Kwanda

“RPM Sale of Micawber Shares and Claims Agreement”	the RPM Sale of Micawber Shares and Claims Agreement entered into, or to

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be entered, in terms whereof RPM shall sell and Holdco shall purchase 50% of the issued share capital of Micawber and RPM’s claims against Micawber on shareholder’s loan account

“Scorecard”	the scorecard for the Charter published pursuant to Section 100(2)(a) of the MPRD Act under Government Gazette (no. 26661 of 13 August 2004)

“Senior Debt Funding Agreement”	the Senior Debt Funding Agreement, as defined in the Holdco Shareholders’ Agreement

“Signature Date”	the date of last signature of this Agreement

“Special Resolution”

the special resolution to be adopted by the shareholders of Micawber in order to amend the articles of association of Micawber to remove the restrictions in respect of the transferability of the Sale Shares (in respect of, and as defined in, both the RPM Sale of Micawber Shares and Claims Agreement and the Plateau

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Sale of Micawber Shares and Claims Agreement)

“Standby Facility Agreement”	the Standby Facility Agreement, as defined in the Holdco Shareholders’ Agreement

“Subsidiary Company”	a subsidiary company (which for purposes of this Agreement shall be deemed to include any company incorporated outside the Republic) as defined in section 1(3) of the Companies Act

“Transaction”	the Transaction to which the Transactional Agreements will give effect

“Transactional Agreements”	the Transactional Agreements, as defined in the Holdco Sale of Shares Agreement

“Transaction Framework Agreement”	the Transaction Framework Agreement entered into on 3 September 2007 by, amongst others, the Parties

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“Warranties”	the Warranties, or any of them, as defined in the Holdco Sale of Shares Agreement.

2.3

If any provision in a definition is a substantive provision conferring rights or imposing obligations on any Party, notwithstanding that it is only in the definition clause, effect shall be given to it as if it were a substantive provision of this Agreement.

2.4

Any reference to an enactment is to that enactment as at the Signature Date and, in the event that any right and/or obligation shall arise in terms of this Agreement, in respect of and/or in connection with such enactment after the Signature Date, such reference shall be to that enactment as amended and/or replaced as at the date for performance of such right and/or obligation.

2.5

Any reference in this Agreement to this Agreement or to any other agreement shall be construed as a reference to this Agreement or such other agreement as the same may have been, or may from time to time be, amended, varied, novated or supplemented.

2.6	Unless inconsistent with the context, an expression which denotes:

2.6.1	any gender includes the other genders;

2.6.2	a natural person includes an artificial person and vice versa;

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2.6.3	the singular includes the plural and vice versa.

2.7

Where any term is defined within the context of any particular clause in this Agreement, the term so defined, unless it is clear from the clause in question that the term so defined has limited application to the relevant clause, shall bear the meaning ascribed to it for all purposes in terms of this Agreement, notwithstanding that that term has not been defined in this interpretation clause.

2.8	The rule of construction that, in the event of ambiguity, a contract shall be interpreted against the Party responsible for the drafting or preparation of such contract, shall not apply.

2.9

Where any number of days is prescribed, those days shall be reckoned exclusively of the first and inclusively of the last day unless the last day falls on a day which is not a Business Day, in which event the last day shall be the next succeeding Business Day.

2.10	The schedule to this Agreement forms an integral part hereof and words and expressions defined in this Agreement shall bear, unless the context otherwise requires, the same meaning in such schedule.

3.	RECORDAL

3.1	RPM and Plateau (amongst others) have entered into the Transaction Framework Agreement and intend to undertake and complete the Transaction. To this end, the Parties intend procuring that each

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Transactional Agreement shall be entered into and completed in accordance with its terms.

3.2	The Parties:

3.2.1	intend the Phase 3 Transactional Agreements to be implemented in a certain sequence on the same date;

3.2.2	wish, immediately upon the implementation of the Phase 3 Transactional Agreements, to terminate certain agreements in relation to the Ga-Phasha Business; and

3.2.3	wish to record their agreement in this regard, and in regard to certain ancillary matters, in writing.

4.	CONDITIONS PRECEDENT

4.1

This entire Agreement (save in respect of clauses 1 to 4 (both inclusive) and clauses 8 to 16 (both inclusive), which shall be of immediate force and effect) shall be subject to the fulfilment of the Conditions that:

4.1.1

by not later than 30 November 2008, or such later date as the Parties may agree in writing, the Transactional Agreements shall have been entered into by the parties to those agreements, and none of the Transactional Agreements to which Plateau is not a party shall have been amended without the prior written consent of Plateau;

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4.1.2

by not later than 30 November 2008, or such later date as the Parties may agree in writing, the Kwanda Sale of Rights Agreement shall have become unconditional in all respects in accordance with its terms, save insofar as it may be conditional on this Agreement becoming unconditional,

4.1.3	either:

4.1.3.1

the suspensive condition contained in clause 6.1 of the Boikgantsho Sale of Rights Agreement shall have been fulfilled by not later than 31 March 2008, or such later date as the Parties may agree in writing; or

4.1.3.2

if the suspensive condition contained in clause 6.1 of the Boikgantsho Sale of Rights Agreement shall not have been timeously fulfilled, RPM, Plateau and Boikgantsho (“Boikgantsho Parties”) shall by not later than 30 November 2008, or such later date as the Parties may agree in writing, have entered into another written agreement which shall:

4.1.3.2.1	have become unconditional in all respects in accordance with its terms, save insofar as it may be conditional on this Agreement becoming unconditional; and

4.1.3.2.2	insofar as possible, have the same commercial effect and result in the Boikgantsho Parties being in the same commercial position that they would have been in, had the

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suspensive conditions contained in respectively clauses 6.1 and 6.2 of the Boikgantsho Sale of Rights Agreement been timeously fulfilled;

4.1.4

if the suspensive condition contained in clause 6.1 of the Boikgantsho Sale of Rights Agreement shall have been timeously fulfilled, the suspensive condition contained in clause 6.2.1 of the Boikgantsho Sale of Rights Agreement shall have been fulfilled by not later than 30 November 2008, or such later date as the Parties may agree in writing;

4.1.5

by not later than 30 November 2008, or such later date as the Parties may agree in writing, RPM shall have completed the APL Due Diligence to its satisfaction. In the event that RPM shall have failed to deliver a written notice (confirming that it shall have completed the APL Due Diligence to its satisfaction) to Plateau by not later than the date specified above, RPM shall be deemed not to have completed the APL Due Diligence to its satisfaction, and the Condition in this clause 4.1.5 shall be deemed not to have been fulfilled;

4.1.6

by not later than 30 November 2008, or such later date as the Parties may agree in writing, Plateau and/or the Anooraq Parties, or any of them, shall have entered into the Initial Funding Agreements, and all conditions precedent to the advance of funds under the Initial Funding Agreements shall have been fulfilled, save insofar as they may be conditional on this Agreement becoming unconditional;

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4.1.7	by not later than 30 November 2008, or such later date as the Parties may agree in writing, Anooraq shall have confirmed in writing to RPM that:

4.1.7.1	Anooraq shall have entered into an agency and underwriting agreement (collectively, the “Underwriting Agreements”) providing for the offering and issuance of new shares in its share capital at an aggregate issue price of not less than the difference between, on the one hand, the aggregate of the Purchase Price (as defined in the Holdco Sale of Shares Agreement) and all Anooraq’s costs in connection with and incidental to the negotiation and implementation of the Transaction and, on the other hand, the amount lent and advanced under the Senior Debt Funding Agreement; and

4.1.7.2	the Underwriting Agreements shall have become unconditional in accordance with their respective terms, save insofar as they may be conditional on this Agreement becoming unconditional; and

4.1.7.3	Anooraq shall have received the proceeds of such offering in accordance with the terms of the Underwriting Agreements;

4.1.8

by not later than 30 November 2008, or such later date as the Parties may agree in writing, the shareholders of Anooraq shall have passed all resolutions necessary in order to approve and implement the

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Transaction, and, where applicable, such resolutions shall have been registered;

4.1.9

by not later than 30 November 2008, or such later date as the Parties may agree in writing, the Parties shall have received the written unconditional approval of the applicable Competition Authority, in terms of Chapter 3 of the Competition Act, in respect of the Transaction and each of the relevant transactions contemplated in the Transactional Agreements, or if such approval shall be subject to any conditions, such conditions shall have been accepted in writing by the Parties;

4.1.10

by not later than 30 November 2008, or such later date as the Parties may agree in writing, RPM and each of its direct and/or indirect shareholders, to the extent necessary, shall have obtained the written unconditional consent of the United Kingdom Treasury in respect of the entering into and completion in accordance with its terms of the Transaction;

4.1.11

by not later than 30 November 2008, or such later date as the Parties may agree in writing, if and to the extent necessary, the Parties shall have received the written consent of the Minister of Minerals and Energy in terms of Section 11 of the MPRD Act in respect of the sale and delivery of the Sale Shares (as defined in and in respect of each Phase 3 Sale of Shares Agreement) to Holdco;

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4.1.12

by not later than 30 November 2008, or such later date as the Parties may agree in writing, the Parties shall respectively have obtained all necessary regulatory consents, including (without limitation) the consent of the South African Reserve Bank, the JSE, the Toronto Stock Exchange, the TSX Venture Exchange, the American Stock Exchange and/or any further and/or other regulatory authority required by the Parties, or any of them, in respect of the entering into and the completion of the Phase 3 Transactional Agreements in accordance with their respective terms;

4.1.13

by not later than 30 November 2008, or such later date as the Parties may agree in writing, RPM shall have procured that Lebowa shall have redeemed (and shall have paid all amounts due in respect of and/or pursuant to such redemption) all of the redeemable preference shares in the issued share capital of Lebowa;

4.1.14

by not later than 30 November 2008, or such later date as the Parties may agree in writing, if and to the extent necessary, the Minister of Minerals and Energy shall have consented in writing to the change in Control of Micawber contemplated under the Plateau Sale of Micawber Shares and Claims Agreement, the RPM Sale of Micawber Shares and Claims Agreement and the Holdco Sale of Shares Agreement in terms of –

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4.1.14.1	the unregistered notarial mineral lease between the State and Micawber executed on 21 April 2004 under Protocol 124/2004 in respect of De Kamp 507 KS; and

4.1.14.2	the unregistered notarial mineral lease between the State and Micawber executed on 21 April 2004 under Protocol 124/2004 in respect of Avoca 472 KS;

4.1.15

by not later than 30 November 2008, or such later date as the Parties may agree in writing, the Special Resolution shall have been adopted by the requisite majority of the shareholders of Micawber, and shall have been duly registered in accordance with all relevant requirements;

4.1.16

by not later than 30 November 2008, or such later date as the Parties may agree in writing, each of Anooraq, Pelawan and the Pelawan Trust shall have delivered to RPM an acknowledgement substantially in the form attached hereto as Schedule 1;

4.1.17

by not later than 30 November 2008, or such later date as the Parties may agree in writing, the Anooraq Agreements shall have been amended as required in terms of the Transactional Agreements and/or the Initial Funding Agreements and/or as otherwise required by Anooraq, to the reasonable satisfaction of Plateau and RPM as confirmed by Plateau and RPM respectively in writing;

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4.1.18

by not later than 30 November 2008, or such later date as the Parties may agree in writing, if required to do so by notice in writing delivered to RPM by Plateau, RPM shall have amended the terms of the Holdco Shareholder Loan Agreement and the Opco Shareholder Loan Agreement (with the written approval of Plateau) to the extent required to replicate the relevant terms of the Senior Debt Funding Agreement;

4.1.19	by not later than 30 November 2008, or such later date as the Parties may agree in writing and if required to do so by notice in writing delivered to RPM by Plateau, RPM shall have:

4.1.19.1

subscribed for additional shares in Holdco and shall have procured that Holdco shall have subscribed for additional shares in Opco and contemporaneously shall have procured the repayment of a portion of the shareholders loans (equal to the aggregate subscription price of the additional shares subscribed for by Holdco and Opco respectively) recorded in the books of Holdco and Opco respectively, in order to achieve the Debt to Equity ratio as specified in Plateau’s notice so as to procure, inter alia, that upon implementation of the Phase 3 Transactional Agreements, Plateau will hold not less than 51% of the issued share capital of Holdco and RPM will hold not more than 49% of the issued share capital of Holdco, provided that the amount of Debt in Holdco and Opco following the fulfilment of this Condition shall not be an amount greater than

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R4 313 725 490 (four billion three hundred and thirteen million seven hundred and twenty five thousand four hundred and ninety Rand); and

4.1.19.2	procured the amendment of the Transactional Agreements, to the extent required to give effect to the changes contemplated in clause 4.1.19.1;

4.1.20	by not later than the Final Disclosure Date, or such later date as the Parties may agree in writing, RPM shall have delivered the Disclosure Letter to Plateau;

4.1.21

by not later than 30 April 2008, or such later date as the Parties may agree in writing, Plateau and Anooraq shall have completed the Anooraq Due Diligence to their satisfaction. In the event that Plateau and/or Anooraq shall have failed to deliver a written notice (confirming that they shall have completed the Anooraq Due Diligence to their satisfaction) to RPM by not later than the date specified above, Plateau and/or Anooraq shall be deemed not to have completed the Anooraq Due Diligence to their satisfaction, and the Condition in this clause 4.1.21 shall be deemed not to have been fulfilled; and

4.1.22

by not later than 30 November 2008, or such later date as the Parties may agree in writing and only if RPM shall have, after the Final Disclosure Date and in terms of clause 10.1.4 of the Holdco Sale of Shares Agreement, notified Plateau of the occurrence and/or

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existence of any matter, fact, event, circumstance or thing in respect of and/or in connection with the Business (“Notified Event”), Plateau shall have delivered a written notice to RPM indicating that it wishes, notwithstanding the Notified Event/s and without prejudice to any of its rights in relation to the Notified Event/s, to proceed with the closing of the Transaction; provided that Plateau shall be obliged to give the said notice unless the Notified Event/s will, on or after the Closing Date, constitute a material breach of a Warranty.

4.2

The Parties shall use their respective reasonable commercial endeavours to procure the fulfilment of the Conditions as soon as reasonably possible after the Signature Date. Without limiting the generality of the foregoing, Anooraq shall, from time to time, on the receipt of a request from RPM, disclose to RPM what progress it shall have made in respect of the terms and conditions of the Senior Debt Funding Agreement.

4.3

If any Condition shall not have been fulfilled by the date specified in clause 4.1 for its fulfilment (or such later date as the Parties may have in writing agreed), this Agreement (save for clauses 1 to 4 (both inclusive) and clauses 8 to 16 (both inclusive) which shall remain of full force and effect) shall lapse and shall be of no force and effect and none of the Parties shall have any claim against the others of them in terms hereof or arising from the failure of the Conditions, save for a claim arising as a result of a Party’s failure to fulfil its obligations under this clause 4.

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5.	IMPLEMENTATION

5.1	On the Closing Date, the Phase 3 Transactional Agreements shall be implemented in the sequence set out below:

5.1.1	the Boikgantsho Sale of Rights Agreement;

5.1.2	the Kwanda Sale of Rights Agreement;

5.1.3	the RPM Sale of Micawber Shares and Claims Agreement;

5.1.4	the RPM Sale of Boikgantsho Shares and Claims Agreement;

5.1.5	the RPM Sale of Kwanda Shares Agreement;

5.1.6	the Holdco Sale of Shares Agreement;

5.1.7	the Plateau Sale of Micawber Shares and Claims Agreement;

5.1.8	the Plateau Sale of Boikgantsho Shares and Claims Agreement;

5.1.9	the Plateau Sale of Kwanda Shares Agreement; and

5.1.10	the Holdco Shareholders’ Agreement.

6.	TERMINATION

On the Closing Date and immediately after the implementation of the Phase 3 Transactional Agreements in terms of clause 5, the Micawber Shareholders’

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Agreement and the Notarial Joint Venture Agreement shall be terminated (to the extent that any such agreement shall have become unconditional) or shall lapse (to the extent that any such agreement shall remain conditional at the Closing Date), it being recorded that the Parties shall procure that the parties to such agreements will do all such things and sign all such documents as may be necessary to give effect to this clause 6.

7.	POST-CLOSING DIVIDEND

The Parties record and agree that, in accordance with clause 9 of the Holdco Sale of Shares Agreement, Plateau shall procure that, by no later than 60 (sixty) days after the Closing Date, Holdco shall have declared and paid to RPM a special dividend equal to the aggregate net free cashflow of Holdco available for distribution to its shareholders (“Profits”) for the period up to, and as at, the day immediately preceding the Closing Date (“the Dividend Due Date”), and reckoned on the further basis that, inasfar as the Closing Date shall not be the first day of a calendar month, such dividend shall include the prorated Profits for the period from the first day of the calendar month in which the Closing Date shall have occurred up to and including the Dividend Due Date.

8.	COSTS

8.1	Each of the Parties shall bear its own costs of and incidental to the negotiation, preparation and execution of this Agreement.

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8.2

The Parties shall bear, in equal proportions, the filing fee and/or filing fees payable in respect of the notifications to be lodged with the Competition Authorities in order to fulfil the Condition contained in clause 4.1.9.

9.	CONFIDENTIALITY

9.1

Each of the Parties shall at all times treat all information in connection with and/or relating to the Transaction and/or the Transactional Agreements and all matters incidental thereto (“Confidential Information”), as strictly confidential and shall not, without the prior written consent of the other Parties (which consent may, for the avoidance of doubt, be withheld in the unfettered discretion of such other Party) disclose such Confidential Information to any party, and/or make use of such Confidential Information for any purposes other than in connection with the Transactional Agreements and/or the completion thereof in accordance with their terms.

9.2

Notwithstanding the stipulations of clause 9.1, information shall be deemed not to be Confidential Information, and the provisions of clause 9.1 shall not apply to a Party in connection with any information which:

9.2.1	is or becomes generally available to the public other than as a result of disclosure by such Party in violation of this clause 9;

9.2.2	is disclosed to such Party by any third party entitled so to disclose such Confidential Information;

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9.2.3

is required to be given, made or published by law or under the rules and regulations of any relevant stock exchange or any applicable regulatory authority, in which case, the Party liable to so give, make or publish same shall, to the extent reasonably possible, give the other Parties reasonable written notice thereof, along with drafts or copies thereof, as soon as is reasonably practicable, and, in the case of any disclosure required in terms of the Promotion of Access to Information Act, 2000 (Act No. 2 of 2000) (“PAI Act”), the Party liable to make such disclosure shall, inasfar as it shall be able, apply the principles of Chapter 4 of the PAI Act in order to avoid and/or limit the extent of any such disclosure, and such Party shall not make any disclosure which it shall not be legally obliged to make;

9.2.4

is required to be disclosed by any Party to any Financier in order for such Financier to take informed decisions regarding such Party, provided that such Party shall use its reasonable endeavours to procure that the Financier shall keep such information confidential; and

9.2.5

is, in terms of usual commercial practice, disclosed in the ordinary course of its operations by any of the Parties to any of their direct and indirect shareholders (and/or to any direct and/or indirect subsidiary of any of its direct and/or indirect shareholders) and/or to any Financier for the purpose of and/or in connection with the making of any investment decisions, provided that the relevant Party shall

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procure that such direct and indirect shareholders and/or Financier shall comply mutatis mutandis with the provisions of this clause 9.

10.	BREACH

10.1

Should any Party ("Defaulting Party") commit a breach of any of the provisions hereof, then any other Party ("Aggrieved Party") shall, if it wishes to enforce its rights hereunder, be obliged to give the Defaulting Party 30 days written notice to remedy the breach. If the Defaulting Party fails to comply with such notice, the Aggrieved Party shall be entitled to claim immediate payment and/or performance by the Defaulting Party of all of the Defaulting Party's obligations whether or not the due date for payment and/or performance shall have arrived, in either event without prejudice to the Aggrieved Party’s rights to claim damages, it being recorded that the Aggrieved Party shall not be entitled to cancel this Agreement. The foregoing is without prejudice to such other rights as the Aggrieved Party may have at law.

10.2

Notwithstanding anything to the contrary contained herein, no liability shall attach to any of the Parties in respect of any breach of this Agreement in relation to claims, losses or liabilities for any loss of profit or any other indirect, special or consequential loss.

11.	DOMICILIUM

11.1	The Parties hereto choose domicilia citandi et executandi for all purposes of and in connection with this Agreement as follows:

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Plateau:	82 Grayston Drive
Sandton
JOHANNESBURG
2146
Fax No. +27 11 883 0836
Attention: The Chief Financial Officer

RPM:	13th Floor
55 Marshall Street
JOHANNESBURG
2001
Fax No. +27 11 373 5111
Attention: The Company Secretary

Holdco:	13th Floor
55 Marshall Street
JOHANNESBURG
2001
Fax No. +27 11 373-5111
Attention: The Company Secretary

11.2

Any Party hereto shall be entitled to change its domicilium from time to time, provided that any new domicilium selected by it shall be an address in the Republic other than a box number, and any such change shall only be effective upon receipt of notice in writing by the other Parties of such change.

11.3	All notices, demands, communications or payments intended for any Party shall be made or given at such Party’s domicilium for the time being.

11.4	A notice sent by one Party to another Party shall be delivered by hand or sent by telefax and shall be deemed to be received:

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11.4.1	on the same day, if delivered by hand, provided that in the event that such day shall not be a Business Day, the notice shall be deemed to have been received on the next Business Day; and

11.4.2	on the same day of transmission if sent by telefax with receipt received confirming completion of transmission.

11.5

Notwithstanding anything to the contrary herein contained a written notice or communication actually received by a Party shall be an adequate written notice or communication to it notwithstanding that it was not sent to or delivered at its chosen domicilium citandi et executandi.

12.	DISPUTE RESOLUTION

12.1

In the event of there being any dispute or difference between the Parties arising out of this Agreement, the said dispute or difference shall on written demand by any Party be submitted to arbitration in Johannesburg in accordance with the AFSA rules, which arbitration shall be administered by AFSA.

12.2

Should AFSA, as an institution, not be operating at that time or not be accepting requests for arbitration for any reason, then the arbitration shall be conducted in accordance with the AFSA rules for commercial arbitration (as last applied by AFSA) before an arbitrator appointed by agreement between the parties to the dispute or failing agreement, within 10 (ten) Business Days of the demand for arbitration, then any party to the dispute shall be entitled to forthwith call upon the chairperson of the Johannesburg

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Bar Council to nominate the arbitrator, provided that the person so nominated shall be an advocate of not less than 10 (ten) years standing as such. The person so nominated shall be the duly appointed arbitrator in respect of the dispute. In the event of the attorneys of the parties to the dispute failing to agree on any matter relating to the administration of the arbitration, such matter shall be referred to and decided by the arbitrator whose decision shall be final and binding on the parties to the dispute.

12.3

Any party to the arbitration may appeal the decision of the arbitrator or arbitrators in terms of the AFSA rules for commercial arbitration. Should AFSA, as an institution, not be operating at the time or not be accepting requests for appeals for any reason, then the appeal shall be conducted in accordance with the AFSA rules for commercial arbitration (as last applied by AFSA).

12.4	Nothing herein contained shall be deemed to prevent or prohibit a party to the arbitration from applying to the appropriate court for urgent relief or for judgment in relation to a liquidated claim.

12.5

Any arbitration in terms of this clause 12 (including any appeal proceedings) shall be conducted in camera and the Parties shall treat as confidential details of the dispute submitted to arbitration, the conduct of the arbitration proceedings and the outcome of the arbitration.

12.6	This clause 12 will continue to be binding on the Parties notwithstanding any termination or cancellation of this Agreement.

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12.7

The Parties agree that the written demand by a party to a dispute, in terms of clause 12.1, that such dispute or difference be submitted to arbitration, is to be deemed to be a legal process for the purpose of interrupting extinctive prescription in terms of the Prescription Act, 1969.

13.	COUNTERPARTS

This Agreement may be executed in any number of counterparts and by the different Parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts together shall constitute one and the same instrument.

14.	GOVERNING LAW

This Agreement shall be governed by and construed in accordance with the laws of the Republic. The Parties hereby irrevocably and unconditionally consent to the non-exclusive jurisdiction of the High Court of the Republic of South Africa (Witwatersrand Local Division) in respect of any matter arising in terms of and/or in connection with this Agreement.

15.	SEVERANCE

If any provision of this Agreement, which is not material to its efficacy as a whole, is rendered void, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and the Parties shall endeavour in good faith to agree an alternative provision to the void, illegal or unenforceable provision.

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16.	GENERAL

16.1

This document, together with the Transactional Agreements constitutes the sole record of the agreement amongst the Parties and the parties to the respective Transactional Agreements, in regard to the subject matter thereof.

16.2	None of the Parties shall be bound by any express or implied term, representation, warranty, promise or the like, not recorded herein.

16.3	No addition to, variation or consensual cancellation of this Agreement shall be of any force or effect unless in writing and signed by or on behalf of the Parties.

16.4

No indulgence which any of the Parties (“Grantor”) may grant to any of the others (“Grantee”) shall constitute a waiver of any of the rights of the Grantor, who shall not thereby be precluded from exercising any rights against the Grantee which might have arisen in the past or which might arise in the future.

16.5

The Parties undertake at all times to do all such things, to perform all such acts and to take all such steps and to procure the doing of all such things, the performance of all such actions and the taking of all such steps as may be open to them and necessary for or incidental to the putting into effect or maintenance of the terms, conditions and import of this Agreement.

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16.6

None of the Parties shall be entitled to cede, delegate or otherwise transfer all or any of its rights, interest or obligations under and in terms of this Agreement except with the prior written consent of the other Parties.

THUS DONE and SIGNED at ___________________________ on this the ________________ day of ________________________ 2008.

For and on behalf of

PLATEAU RESOURCES (PROPRIETARY) LIMITED

by

_____________________________________
who warrants his authority hereto

THUS DONE and SIGNED at ___________________________ on this the ________________ day of ________________________ 2008.

For and on behalf of

RUSTENBURG PLATINUM MINES LIMITED

by

_____________________________________
who warrants his authority hereto

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THUS DONE and SIGNED at ___________________________ on this the ________________ day of ________________________ 2008.

For and on behalf of

RICHTRAU NO 179 (PROPRIETARY) LIMITED

by

_____________________________________
who warrants his authority hereto

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SCHEDULE 1

DRAFT BEE PRINCIPLES ACKNOWLEDGMENT LETTER

ON THE LETTERHEAD OF EITHER ANOORAQ, PELAWAN OR THE TRUSTEES

OF THE PELAWAN TRUST

[Date]

The Company Secretary
Rustenburg Platinum Mines Limited

Dear Sirs

ACKNOWLEDGMENT LETTER

1.	We refer to:

1.1

the shareholders’ agreement ("Holdco Shareholders’ Agreement") entered into amongst Rustenburg Platinum Mines Limited ("RPM"), Plateau Resources (Proprietary) Limited ("Plateau") and Richtrau No 179 (Proprietary) Limited (“Holdco”) (collectively, the “Parties”), which shall, amongst other things, govern RPM and Plateau’s relationship as shareholders in Holdco; and

1.2

the implementation agreement (“Phase 3 Implementation Agreement”) entered into amongst the Parties which, amongst other things, contains the conditions precedent to the implementation of the Holdco Shareholders Agreement and certain other transactional agreements.

2.

Schedule 2 to the Holdco Shareholders’ Agreement (“BEE Principles Schedule”) contains the BEE principles and pre-emptive rights that shall govern Plateau and RPM’s relationship as shareholders in Holdco. Further, it contains

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clauses which may result in Plateau’s shareholding interest in Holdco being compulsorily disposed of and/or RPM being entitled to put its entire shareholding interest in Holdco to Plateau or its successor/s in title.

3.

As envisioned in the conditions precedent contained in clause 4.1.16 of the Phase 3 Implementation Agreement, it is hereby confirmed that Anooraq/Pelawan/the trustees of the Pelawan Trust acknowledge/s and fully understand/s the terms of the BEE Principles Schedule. Further, Anooraq/Pelawan/the trustees of the Pelawan Trust acknowledge/s that all of the provisions of the BEE Principles Schedule and the restrictions therein contained are fair and reasonable and are part of the overall intention of the Parties in connection with the Holdco Shareholders’ Agreement.

Yours faithfully

............................................................
Director/Trustee for and on behalf of
ANOORAQ RESOURCES CORPORATION / PELAWAN INVESTMENTS (PROPRIETARY) LIMITED / THE PELAWAN TRUST

Received a copy hereof on this

the ____ day of _______________

_____________________________
Director for and on behalf of
RUSTENBURG PLATINUM MINES LIMITED

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06.05.09

 FIRST ADDENDUM TO THE PHASE 3

IMPLEMENTATION AGREEMENT

amongst

RUSTENBURG PLATINUM MINES LIMITED

PLATEAU RESOURCES (PROPRIETARY) LIMITED

and

RICHTRAU NO 179 (PROPRIETARY) LIMITED

(to be renamed ‘Bokoni Platinum Holdings (Proprietary) Limited’)

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FIRST ADDENDUM TO THE PHASE 3 IMPLEMENTATION

AGREEMENT DATED 28 MARCH 2008

amongst

RUSTENBURG PLATINUM MINES LIMITED

PLATEAU RESOURCES (PROPRIETARY) LIMITED

and

RICHTRAU NO 179 (PROPRIETARY) LIMITED

(“the Implementation Agreement”)

1.	AMENDMENTS TO THE AGREEMENT

The Implementation Agreement, together with its schedule, is hereby amended by the additions and deletions as indicated in the mark up of the Implementation Agreement annexed hereto as Schedule 1.

2.	CONFORMED COPY

Each of the signatories to this addendum hereby confirms and agrees that:

2.1	the conformed copy of the Implementation Agreement annexed hereto as Schedule 2, correctly incorporates the amendments made thereto in terms of clause 1; and

2.2	it shall, with effect from the date of last signature of this addendum, be bound by the terms and conditions as set out in such conformed copy.

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3.	FULFILMENT OF CONDITIONS PRECEDENT

Each of the signatories to this addendum hereby confirms and agrees that the conditions precedent contained in clauses 4.1.3.1; 4.1.8; 4.1.12, 4.1.18 and 4.1.19 of the Implementation Agreement (as renumbered in accordance with clause 1) have, as at the date of last signature of this addendum, been fulfilled and if not fulfilled, are, to the extent possible, hereby waived.

THUS DONE and SIGNED at ___________________________ on this the ________________ day of ________________________ 2009.

For and on behalf of

RUSTENBURG PLATINUM MINES LIMITED

by

_____________________________________
who warrants his authority hereto

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THUS DONE and SIGNED at ___________________________ on this the ________________ day of ________________________ 2009.

For and on behalf of

PLATEAU RESOURCES (PROPRIETARY) LIMITED

by

_____________________________________
who warrants his authority hereto

THUS DONE and SIGNED at ___________________________ on this the ________________ day of ________________________ 2009.

For and on behalf of

RICHTRAU NO 179 (PROPRIETARY) LIMITED

by

_____________________________________
who warrants his authority hereto

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SCHEDULE 1

MARK UP OF THE IMPLEMENTATION AGREEMENT

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28.03.08

PHASE 3 IMPLEMENTATION AGREEMENT

amongst

RUSTENBURG PLATINUM MINES LIMITED

PLATEAU RESOURCES (PROPRIETARY) LIMITED

and

RICHTRAU NO 179 (PROPRIETARY) LIMITED

(to be renamed “Bokoni Platinum Holdings (Proprietary) Limited”)

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---oOo---

SCHEDULE 1	-	DRAFT BEE PRINCIPLES ACKNOWLEDGMENT LETTER

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PHASE 3 IMPLEMENTATION AGREEMENT

1.	PARTIES

1.1	PLATEAU RESOURCES (PROPRIETARY) LIMITED

1.2	RUSTENBURG PLATINUM MINES LIMITED

1.3	RICHTRAU NO 179 (PROPRIETARY) LIMITED

2.	INTERPRETATION

2.1	The headnotes to the clauses of this Agreement are inserted for reference purposes only and shall in no way govern or affect the interpretation hereof.

2.2	Unless inconsistent with the context, the expressions set forth below shall bear the following meanings:

“AFSA”	Arbitration Foundation of Southern Africa

“Agreement”	this Phase 3 Implementation Agreement, together with the schedule hereto

“Anooraq”	Anooraq Resources Corporation, a public company incorporated in

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accordance with the laws of British Columbia, Canada, registration no. 10022-2033

“Anooraq Agreements”

the agreements and/or written documents recording, as at the Closing Date, the composition of the Anooraq Group, the relationship amongst the members of the Anooraq Group, and/or any other matter and/or issue of relevance to any of the contents hereof, and which agreements are:

1.	the shareholders’ agreement entered into on 19 September 2004 amongst Pelawan, Anooraq and the Pelawan Trust;

2.	the subscription and shareholders’ agreement in respect of Pelawan (“Pelawan Subscription and Shareholders’ Agreement”), entered into on 19 September 2004 amongst Anooraq, the Pelawan Trust,

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African Minerals Professionals (Proprietary) Limited, Tshanduko Investments (Proprietary) Limited, Siyanda Trust, Legakabje Mining & Exploration (Proprietary) Limited, Basadi-Ba-Bapedi Cultural Development Trust, Zonkizizwe Investment Trust, Isolomzi Investments (Proprietary) Limited, Ditau Investments Company (Proprietary) Limited, Prime Skill Development Trust, African Mining Development Trust, Mookodi Trading (Proprietary) Limited, Africa without Boundaries Mining (Proprietary) Limited, Leswika Women’s Investments (Proprietary) Limited, Figure Eight Investments (Proprietary) Limited, Miracle Mile Investments 74 (Proprietary) Limited and Pelawan;

3.	the amendment to the Pelawan

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Subscription and Shareholders’ Agreement, entered into on 29 September 2004;

4.	the share exchange agreement entered into on 21 January 2004 between Pelawan and Anooraq, as amended by the addenda thereto dated 20 September 2004 and 11 November 2005; and

5.	the trust deed of the Pelawan Trust, entered into on 2 September 2004

“Anooraq Due Diligence”

the due diligence investigation currently being undertaken by Anooraq and Plateau, and constituting a comprehensive technical, financial, legal and regulatory investigation into respectively Lebowa and the LPM Business, in order to establish whether there exists any fact and/or circumstances which, had Plateau had insight into such fact and/or

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circumstance, would have deterred Plateau from entering into any of the Transactional Agreements to which it is a party, either on the relevant terms and conditions, or at all

“Anooraq Group”	the group of entities comprising Anooraq, the Anooraq Parties and their respective direct and indirect Subsidiary Companies, from time to time

“Anooraq Parties”	the Anooraq Parties, as defined in the Holdco Shareholders’ Agreement

“APL”	Anglo Platinum Limited, a public company incorporated in accordance with the laws of the Republic, registration no. 1946/022452/06

“APL Due Diligence”

the due diligence investigation currently being undertaken by RPM in respect of the compliance by the Anooraq Parties with all requirements in respect of BEE (including, without limitation, the participation in all relevant structures by women and communities), and to

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establish whether there is any fact and/or circumstance which prevents Plateau from entering into and/or completing the Transactional Agreements to which it is party, in accordance with their terms and/or from complying fully and in all respects with all of its obligations (including, without limitation, its obligation to procure that the Anooraq Parties shall undertake various actions) arising in terms of and/or in connection with the Holdco Shareholders’ Agreement

“APL Group”	the group of entities comprising APL, RPM, Holdco, Opco, Lebowa and their respective direct and indirect Subsidiary Companies, from time to time

“APL Old Order Rights”

all old order rights (as defined in Schedule II of the MPRD Act) held, as at the Signature Date, by the companies comprising the APL Group, as at the Signature Date, including (without limitation) the Old Order

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Rights, as set out in the list attached to the Holdco Shareholders’ Agreement as Schedule 5

“BEE”	broad-based black economic empowerment, as envisaged in terms of the MPRD Act and/or the Charter

“Boikgantsho”	Boikgantsho Platinum Mine (Proprietary) Limited, a private company incorporated in accordance with the laws of the Republic, registration no. 2003/012394/07

“Boikgantsho Sale Assets”	the Sale Assets, as defined in the Boikgantsho Sale of Rights Agreement

“Boikgantsho Sale of Rights Agreement”

the Boikgantsho Sale of Rights Agreement entered into, or to be entered into, amongst Plateau, RPM and Boikgantsho, in terms whereof Plateau and RPM shall respectively sell certain of the Boikgantsho Sale Assets to Boikgantsho

“Business”	collectively, the Ga-Phasha Business,

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the LPM Business, the Boikgantsho Sale Assets and the Kwanda Sale Assets

“Business Day”	every day except Saturdays, Sundays and statutory holidays in the Republic and/or British Columbia

“Charter”

the Broad Based Socio Economic Empowerment Charter for the South African Mining Industry (together with the Scorecard), dated 11 October 2002, published in terms of the provisions of Section 100(2)(a) of the MPRD Act, under Government Gazette (No. 26661 of 13 August 2004)

“Closing Date”	the first day of the calendar month immediately following the Fulfilment Date

“Companies Act”	the Companies Act, 1973 (Act 61 of 1973)

“Competition Act”	the Competition Act, 1998 (Act 89 of 1998)

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“Competition Authorities”

the Competition Commission, the Competition Tribunal and/or the Competition Appeal Court, as the case may be, established in terms of the Competition Act, and “Competition Authority” shall have a corresponding meaning

“Conditions”	the conditions precedent in clause 4.1

“Credits”

the credits in respect of BEE to be received by APL (including, without limitation, those credits to be received by RPM and/or Lebowa), as at the Closing Date, in terms of paragraph 4.7 of the Charter and the Scorecard, directly and/or indirectly attributable to and/or arising as a result of the Transaction

“Disclosure Letter”	the Disclosure Letter, as defined in the Holdco Sale of Shares Agreement

“Financier”	any bank or other financial institution

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“Final Disclosure Date”	15 April 2008

“Fulfilment Date”	the date on which the last of the Conditions to be fulfilled shall have been fulfilled

“Ga-Phasha Business”	the business (together with all of its components, parts, assets and/or liabilities) of Micawber as at the Closing Date

“Holdco”	Richtrau No 179 (Proprietary) Limited, a private company incorporated in accordance with the laws of the Republic, registration no. 2007/016711/07

“Holdco Sale of Shares Agreement”

the Holdco Sale of Shares Agreement entered into, or to be entered into, between Plateau and RPM, in terms whereof RPM shall sell and Plateau shall purchase 9 631 ordinary shares of R1.00 each in the issued share capital of Holdco and 51% of RPM’s claim on loan account against Holdco

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“Holdco Shareholder Loan Agreement”	the Holdco Shareholder Loan Agreement, as defined in the Holdco Sale of Shares Agreement

“Holdco Shareholders’ Agreement”	the Holdco Shareholders’ Agreement entered into, or to be entered into amongst the Parties

“Initial Funding Agreements”	the Initial Funding Agreements, as defined in the Holdco Shareholders’ Agreement

“JSE”	the JSE Limited, a public company incorporated in accordance with the laws of the Republic, registration no. 2005/022939/06

“Kwanda”	Richtrau No 207 (Proprietary) Limited, a private company incorporated in accordance with the laws of the Republic, registration no. 2008/003368/07

“Kwanda Sale Assets”	the Sale Assets, as defined in the Kwanda Sale of Rights Agreement

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“Kwanda Sale of Rights Agreement”

the Kwanda Sale of Rights Agreement entered into, or to be entered into, amongst RPM, Plateau and Kwanda, in terms whereof RPM and Plateau shall sell their respective undivided 50% shares of the Kwanda Sale Assets to Kwanda

“Lebowa”	Lebowa Platinum Mines Limited, a public company incorporated in accordance with the laws of the Republic, registration no. 1963/006144/06

“LPM Business”

the business (together with all of its components, parts, assets and/or liabilities) as a going concern, of Lebowa and/or Opco, as the case may be, as at the Closing Date, including (for the avoidance of doubt) the Rights to Mine held by Lebowa and/or Opco, as the case may be

“Micawber”	Micawber 277 (Proprietary) Limited, a private company duly incorporated in

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accordance with the laws of the Republic, registration no. 2002/016841/07

“Micawber Shareholders’ Agreement”	the Micawber Shareholders’ Agreement entered into on 22 September 2004 amongst Pelawan, RPM and Micawber

“Mining Rights”	mining rights (as defined in terms of the MPRD Act)

“MPRD Act”	the Mineral Petroleum and Resources Development Act, 2002 (Act 28 of 2002)

“New Order Rights”	the Mining Rights into which the Old Order Rights shall be converted

“Notarial Joint Venture Agreement”	the Notarial Joint Venture Agreement entered into on 29 September 2004 between RPM and Pelawan

“Old Order Rights”	the old order rights (as defined in Schedule II of the MPRD Act) forming part of respectively the LPM Business and the Ga-Phasha Business, as set

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out in the list attached to the Holdco Sale of Shares Agreement as Schedule 4

“Opco”	Richtrau No 177 (Proprietary) Limited, a private company incorporated in accordance with the laws of the Republic, registration no. 2007/016001/07

“Opco Shareholder Loan Agreement”	the Opco Shareholder Loan Agreement, as defined in the Holdco Sale of Shares Agreement

“Parties”	collectively, RPM, Holdco and Plateau and a “Party” shall mean each or any of them, as the context requires

“Pelawan”	Pelawan Investments (Proprietary) Limited, a private company incorporated in accordance with the laws of the Republic, registration no. 2002/017920/07

“Pelawan Trust”	the Pelawan Trust, established in accordance with the trust deed dated

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2 September 2004, Master’s reference no. IT8411/2004

“PGMs”

collectively, platinum, palladium, rhodium, ruthenium, iridium, osmium and the metals and minerals mineralogically associated therewith, including but not limited to gold, silver, copper, nickel and cobalt together with any such metals and minerals which may be extracted from the normal mining of the abovementioned minerals in, on or under the relevant project area

“Phase 3 Sale of Shares Agreements”	collectively:

-	the RPM Sale of Micawber Shares and Claims Agreement;

-	the RPM Sale of Boikgantsho Shares and Claims Agreement;

-	the RPM Sale of Kwanda Shares Agreement;

-	the Plateau Sale of Micawber

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Shares and Claims Agreement;

-	the Plateau Sale of Boikgantsho Shares and Claims Agreement; and

-	the Plateau Sale of Kwanda Shares Agreement

“Phase 3 Transactional Agreements”	collectively:

-	the Boikgantsho Sale of Rights Agreement;

-	the Kwanda Sale of Rights Agreement;

-	the RPM Sale of Micawber Shares and Claims Agreement;

-	the RPM Sale of Boikgantsho Shares and Claims Agreement;

-	the RPM Sale of Kwanda Shares Agreement;

-	the Holdco Sale of Shares

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Agreement;

-	the Plateau Sale of Micawber Shares and Claims Agreement;

-	the Plateau Sale of Boikgantsho Shares and Claims Agreement;

-	the Plateau Sale of Kwanda Shares Agreement; and

-	the Holdco Shareholders’ Agreement

“Plateau”	Plateau Resources (Proprietary) Limited, a private company incorporated in accordance with the laws of the Republic, registration no. 1996/013879/07

“Plateau Sale of Boikgantsho Shares and Claims Agreement”

the Plateau Sale of Boikgantsho Shares and Claims Agreement entered into, or to be entered into, between Plateau and Holdco, in terms whereof Plateau shall sell and Holdco shall purchase 50% of the entire issued share capital

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of Boikgantsho and Plateau’s claims against Boikgantsho on shareholder’s loan account

“Plateau Sale of Kwanda Shares Agreement”

the Plateau Sale of Kwanda Shares Agreement entered into, or to be entered into, between Plateau and Holdco, in terms whereof Plateau shall sell and Holdco shall purchase 50% of the entire issued share capital of Kwanda

“Plateau Sale of Micawber Shares and Claims Agreement”

the Plateau Sale of Micawber Shares and Claims Agreement entered into, or to be entered into, in terms whereof Plateau shall sell and Holdco shall purchase 50% of the entire issued share capital of Micawber and Plateau’s claims against Micawber on shareholder’s loan account

“Republic”	the Republic of South Africa

“Rights to Mine”	all rights of whatsoever nature in and to any and all minerals at any time, including (without limitation) the Old

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Order Rights and the New Order Rights

“RPM”	Rustenburg Platinum Mines Limited, a public company incorporated in accordance with the laws of the Republic, registration no. 1931/003380/06

“RPM Sale of Boikgantsho Shares and Claims Agreement”

the RPM Sale of Boikgantsho Shares and Claims Agreement entered into, or to be entered into, between RPM and Holdco, in terms whereof RPM shall sell and Holdco shall purchase 50% of the entire issued share capital of Boikgantsho and RPM’s claims against Boikgantsho on shareholder’s loan account

“RPM Sale of Kwanda Shares Agreement”

the RPM Sale of Kwanda Shares Agreement entered into, or to be entered into, between RPM and Holdco, in terms whereof RPM shall sell and Holdco shall purchase 50% of the entire issued share capital of Kwanda

“RPM Sale of Micawber Shares	the RPM Sale of Micawber Shares and

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and Claims Agreement”

Claims Agreement entered into, or to be entered, in terms whereof RPM shall sell and Holdco shall purchase 50% of the issued share capital of Micawber and RPM’s claims against Micawber on shareholder’s loan account

“Scorecard”	the scorecard for the Charter published pursuant to Section 100(2)(a) of the MPRD Act under Government Gazette (no. 26661 of 13 August 2004)

“Senior Debt Funding Agreement”	the Senior Debt Funding Agreement, as defined in the Holdco Shareholders’ Agreement

“Signature Date”	28 March 2008

“Special Resolution”

the special resolution to be adopted by the shareholders of Micawber in order to amend the articles of association of Micawber to remove the restrictions in respect of the transferability of the Sale Shares (in respect of, and as defined in, both the RPM Sale of Micawber Shares and Claims Agreement and the Plateau

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Sale of Micawber Shares and Claims Agreement)

“Subsidiary Company”	a subsidiary company (which for purposes of this Agreement shall be deemed to include any company incorporated outside the Republic) as defined in section 1(3) of the Companies Act

“Transaction”	the Transaction to which the Transactional Agreements will give effect

“Transactional Agreements”	the Transactional Agreements, as defined in the Holdco Sale of Shares Agreement

“Transaction Framework Agreement”	the Transaction Framework Agreement entered into on 3 September 2007 by, amongst others, the Parties

“Warranties”	the Warranties, or any of them, as defined in the Holdco Sale of Shares Agreement.

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2.3

If any provision in a definition is a substantive provision conferring rights or imposing obligations on any Party, notwithstanding that it is only in the definition clause, effect shall be given to it as if it were a substantive provision of this Agreement.

2.4

Any reference to an enactment is to that enactment as at the Signature Date and, in the event that any right and/or obligation shall arise in terms of this Agreement, in respect of and/or in connection with such enactment after the Signature Date, such reference shall be to that enactment as amended and/or replaced as at the date for performance of such right and/or obligation.

2.5

Any reference in this Agreement to this Agreement or to any other agreement shall be construed as a reference to this Agreement or such other agreement as the same may have been, or may from time to time be, amended, varied, novated or supplemented.

2.6	Unless inconsistent with the context, an expression which denotes:

2.6.1	any gender includes the other genders;

2.6.2	a natural person includes an artificial person and vice versa;

2.6.3	the singular includes the plural and vice versa.

2.7	Where any term is defined within the context of any particular clause in this Agreement, the term so defined, unless it is clear from the clause in

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question that the term so defined has limited application to the relevant clause, shall bear the meaning ascribed to it for all purposes in terms of this Agreement, notwithstanding that that term has not been defined in this interpretation clause.

2.8	The rule of construction that, in the event of ambiguity, a contract shall be interpreted against the Party responsible for the drafting or preparation of such contract, shall not apply.

2.9

Where any number of days is prescribed, those days shall be reckoned exclusively of the first and inclusively of the last day unless the last day falls on a day which is not a Business Day, in which event the last day shall be the next succeeding Business Day.

2.10	The schedule to this Agreement forms an integral part hereof and words and expressions defined in this Agreement shall bear, unless the context otherwise requires, the same meaning in such schedule.

3.	RECORDAL

3.1

RPM and Plateau (amongst others) have entered into the Transaction Framework Agreement and intend to undertake and complete the Transaction. To this end, the Parties intend procuring that each Transactional Agreement shall be entered into and completed in accordance with its terms.

3.2	The Parties:

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3.2.1	intend the Phase 3 Transactional Agreements to be implemented in a certain sequence on the same date;

3.2.2	wish, immediately upon the implementation of the Phase 3 Transactional Agreements, to terminate certain agreements in relation to the Ga-Phasha Business; and

3.2.3	wish to record their agreement in this regard, and in regard to certain ancillary matters, in writing.

4.	CONDITIONS PRECEDENT

4.1

This entire Agreement (save in respect of clauses 1 to 4 (both inclusive) and clauses 8 to 16 (both inclusive), which shall be of immediate force and effect) shall be subject to the fulfilment of the Conditions that:

4.1.1

by not later than 30 June 2009, or such later date as the Parties may agree in writing, the Transactional Agreements shall have been entered into by the parties to those agreements, and none of the Transactional Agreements to which Plateau is not a party shall have been amended without the prior written consent of Plateau;

4.1.2

by not later than 30 June 2009, or such later date as the Parties may agree in writing, the Kwanda Sale of Rights Agreement shall have become unconditional in all respects in accordance with its terms, save insofar as it may be conditional on this Agreement becoming unconditional,

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4.1.3	either:

4.1.3.1

the suspensive condition contained in clause 6.1 of the Boikgantsho Sale of Rights Agreement shall have been fulfilled by not later than 31 March 2008, or such later date as the Parties may agree in writing; or

4.1.3.2

if the suspensive condition contained in clause 6.1 of the Boikgantsho Sale of Rights Agreement shall not have been timeously fulfilled, RPM, Plateau and Boikgantsho (“Boikgantsho Parties”) shall by not later than 30 June 2009, or such later date as the Parties may agree in writing, have entered into another written agreement which shall:

4.1.3.2.1	have become unconditional in all respects in accordance with its terms, save insofar as it may be conditional on this Agreement becoming unconditional; and

4.1.3.2.2

insofar as possible, have the same commercial effect and result in the Boikgantsho Parties being in the same commercial position that they would have been in, had the suspensive conditions contained in respectively clauses 6.1 and 6.2 of the Boikgantsho Sale of Rights Agreement been timeously fulfilled;

4.1.4	if the suspensive condition contained in clause 6.1 of the Boikgantsho Sale of Rights Agreement shall have been timeously fulfilled, the

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suspensive condition contained in clause 6.2.1 of the Boikgantsho Sale of Rights Agreement shall have been fulfilled by not later than 30 June 2009, or such later date as the Parties may agree in writing;

4.1.5

by not later than 30 June 2009, or such later date as the Parties may agree in writing, RPM shall have completed the APL Due Diligence to its satisfaction. In the event that RPM shall have failed to deliver a written notice (confirming that it shall have completed the APL Due Diligence to its satisfaction) to Plateau by not later than the date specified above, RPM shall be deemed not to have completed the APL Due Diligence to its satisfaction, and the Condition in this clause 4.1.5 shall be deemed not to have been fulfilled;

4.1.6

by not later than 30 June 2009, or such later date as the Parties may agree in writing, the Initial Funding Agreements shall have been entered into by the respective parties thereto, and all conditions precedent to the advance of funds under the Initial Funding Agreements shall have been fulfilled, save insofar as they may be conditional on this Agreement becoming unconditional;

4.1.7

by not later than 30 June 2009, or such later date as the Parties may agree in writing, the shareholders of Anooraq shall have passed all resolutions necessary in order to approve and implement the Transaction, and, where applicable, such resolutions shall have been registered;

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4.1.8

by not later than 30 June 2009, or such later date as the Parties may agree in writing, the Parties shall have received the written unconditional approval of the applicable Competition Authority, in terms of Chapter 3 of the Competition Act, in respect of the Transaction and each of the relevant transactions contemplated in the Transactional Agreements, or if such approval shall be subject to any conditions, such conditions shall have been accepted in writing by the Parties;

4.1.9

by not later than 30 June 2009, or such later date as the Parties may agree in writing, RPM and each of its direct and/or indirect shareholders, to the extent necessary, shall have obtained the written unconditional consent of the United Kingdom Treasury in respect of the entering into and completion in accordance with its terms of the Transaction;

4.1.10

by not later than 30 June 2009, or such later date as the Parties may agree in writing, if and to the extent necessary, the Parties shall have received the written consent of the Minister of Minerals and Energy in terms of Section 11 of the MPRD Act in respect of the sale and delivery of the Sale Shares (as defined in and in respect of each Phase 3 Sale of Shares Agreement) to Holdco;

4.1.11

by not later than 30 June 2009, or such later date as the Parties may agree in writing, the Parties shall respectively have obtained all necessary regulatory consents, including (without limitation) the

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consent of the South African Reserve Bank, the JSE, the Toronto Stock Exchange, the TSX Venture Exchange, the American Stock Exchange and/or any further and/or other regulatory authority required by the Parties, or any of them, in respect of the entering into and the completion of the Phase 3 Transactional Agreements in accordance with their respective terms;

4.1.12

by not later than 30 June 2009, or such later date as the Parties may agree in writing, RPM shall have procured that Lebowa shall have redeemed all of the redeemable preference shares in the issued share capital of Lebowa and shall have sufficient funds available for the payment of any unpaid redemption proceeds arising from such redemption;

4.1.13

by not later than 30 June 2009, or such later date as the Parties may agree in writing, if and to the extent necessary, the Minister of Minerals and Energy shall have consented in writing to the change in control of Micawber contemplated under the Plateau Sale of Micawber Shares and Claims Agreement, the RPM Sale of Micawber Shares and Claims Agreement and the Holdco Sale of Shares Agreement in terms of –

4.1.13.1	the unregistered notarial mineral lease between the State and Micawber executed on 21 April 2004 under Protocol 124/2004 in respect of De Kamp 507 KS; and

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4.1.13.2	the unregistered notarial mineral lease between the State and Micawber executed on 21 April 2004 under Protocol 124/2004 in respect of Avoca 472 KS;

4.1.14

by not later than 30 June 2009, or such later date as the Parties may agree in writing, the Special Resolution shall have been adopted by the requisite majority of the shareholders of Micawber, and shall have been duly registered in accordance with all relevant requirements;

4.1.15

by not later than 30 June 2009, or such later date as the Parties may agree in writing, each of Anooraq, Pelawan and the Pelawan Trust shall have delivered to RPM an acknowledgement substantially in the form attached hereto as Schedule 1;

4.1.16

by not later than 30 June 2009, or such later date as the Parties may agree in writing, the Anooraq Agreements shall have been amended as required in terms of the Transactional Agreements and/or the Initial Funding Agreements and/or as otherwise required by Anooraq, to the reasonable satisfaction of Plateau and RPM as confirmed by Plateau and RPM respectively in writing;

4.1.17

by not later than 30 June 2009, or such later date as the Parties may agree in writing, if required to do so by notice in writing delivered to RPM by Plateau, RPM shall have amended the terms of the Holdco Shareholder Loan Agreement and the Opco Shareholder Loan Agreement (with the written approval of Plateau) to the extent

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required to replicate the relevant terms of the Senior Debt Funding Agreement;

4.1.18	by not later than the Final Disclosure Date, or such later date as the Parties may agree in writing, RPM shall have delivered the Disclosure Letter to Plateau;

4.1.19

by not later than 30 April 2008, or such later date as the Parties may agree in writing, Plateau and Anooraq shall have completed the Anooraq Due Diligence to their satisfaction. In the event that Plateau and/or Anooraq shall have failed to deliver a written notice (confirming that they shall have completed the Anooraq Due Diligence to their satisfaction) to RPM by not later than the date specified above, Plateau and/or Anooraq shall be deemed not to have completed the Anooraq Due Diligence to their satisfaction, and the Condition in this clause 4.1.19 shall be deemed not to have been fulfilled;

4.1.20

by not later than 30 June 2009, or such later date as the Parties may agree in writing and only if RPM shall have, after the Final Disclosure Date and in terms of clause 10.1.4 of the Holdco Sale of Shares Agreement, notified Plateau of the occurrence and/or existence of any matter, fact, event, circumstance or thing in respect of and/or in connection with the Business (“Notified Event”), Plateau shall have delivered a written notice to RPM indicating that it wishes, notwithstanding the Notified Event/s and without prejudice to any of its rights in relation to the Notified Event/s, to proceed with the closing

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of the Transaction; provided that Plateau shall be obliged to give the said notice unless the Notified Event/s will, on or after the Closing Date, constitute a material breach of a Warranty;

4.1.21	by not later than 30 June 2009, or such later date as the Parties may agree in writing:

4.1.21.1	Opco shall have repaid to Holdco an amount of R1 764 705 883, in settlement of a portion of the loan outstanding in terms of the Opco Shareholder Loan Agreement;

4.1.21.2	Holdco shall have repaid to RPM an amount of R1 764 705 883, in settlement of a portion of the loan outstanding in terms of the Holdco Shareholder Loan Agreement;

4.1.21.3

RPM shall have subscribed for, and Holdco shall have allotted and issued to RPM, 17 548 ordinary shares of R1 each in the share capital of Holdco, for an aggregate subscription price of R1 764 705 883;

4.1.21.4

Holdco shall have subscribed for, and Opco shall have allotted and issued to Holdco, 17 548 ordinary shares of R1 each in the share capital of Opco, for an aggregate subscription price of R1 764 705 883; and

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4.1.21.5

and after implementation of the provisions of clauses 4.1.21.1 to 4.1.21.4 (both inclusive), the issued share capital of both Holdco and Opco shall comprise 17 648 ordinary shares of R1 each and the claim on loan account of the shareholder of each of Holdco and Opco against such companies shall be equal to an amount of R3 333 333; and

4.1.22

by not later than 30 June 2009, or such later date as the Parties may agree in writing, a special resolution shall have been passed by the shareholder of Plateau and registered by the Registrar of Companies approving, in terms of section 228 of the Companies Act, and authorising Plateau’s directors to enter into, the transactions recorded in collectively, the Boikgantsho Sale of Rights Agreement, the Kwanda Sale of Rights Agreement, the Plateau Sale of Micawber Shares and Claims Agreement, the Plateau Sale of Boikganthso Shares and Claims Agreement and the Plateau Sale of Kwanda Shares Agreement.

4.2	The Conditions in clauses:

4.2.1	4.1.8 to 4.1.11 (both inclusive) and 4.1.13 relate to compulsory regulatory approvals and may not be waived by any of the Parties;

4.2.2	4.1.1 to 4.1.4 (both inclusive); 4.1.6; 4.1.7; 4.1.16; 4.1.17; 4.1.21 and 4.1.22 are imposed for the benefit of all the Parties, and may not be

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waived except by unanimous written agreement amongst the Parties at any time prior to the dates respectively specified for their fulfilment;

4.2.3

4.1.5 and 4.1.15 are inserted for the benefit of RPM and may be waived only by RPM, by way of notice in writing to both Plateau and Holdco, at any time prior to the dates respectively specified for their fulfilment; and

4.2.4

4.1.12; 4.1.14; 4.1.18; 4.1.19 and 4.1.20 are inserted for the benefit of Plateau and may be waived only by Plateau, by way of notice in writing to both RPM and Holdco, at any time prior to the dates respectively specified for their fulfilment.

4.3

The Parties shall use their respective reasonable commercial endeavours to procure the fulfilment of the Conditions as soon as reasonably possible after the Signature Date. Without limiting the generality of the foregoing, Anooraq shall, from time to time, on the receipt of a request from RPM, disclose to RPM what progress it shall have made in respect of the terms and conditions of the Senior Debt Funding Agreement.

4.4

If any Condition shall not have been fulfilled, or waived by the Party, or Parties, entitled to effect such waiver, as the case may be, by the date specified in clause 4.1 for its fulfilment (or such later date as the Parties may have in writing agreed), this Agreement (save for clauses 1 to 3 (both inclusive), clause 4.3, this clause 4.4 and clauses 8 to 16 (both inclusive) which shall remain of full force and effect) shall lapse and shall be of no

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force and effect and none of the Parties shall have any claim against the others of them in terms hereof or arising from the failure of the Conditions, save for a claim arising as a result of a Party’s failure to comply with its obligations under this clause 4.

5.	IMPLEMENTATION

On the Closing Date, the Phase 3 Transactional Agreements shall be implemented in the sequence set out below:

5.1	the Boikgantsho Sale of Rights Agreement;

5.2	the Kwanda Sale of Rights Agreement;

5.3	the RPM Sale of Micawber Shares and Claims Agreement;

5.4	the RPM Sale of Boikgantsho Shares and Claims Agreement;

5.5	the RPM Sale of Kwanda Shares Agreement;

5.6	the Plateau Sale of Micawber Shares and Claims Agreement;

5.7	the Plateau Sale of Boikgantsho Shares and Claims Agreement;

5.8	the Plateau Sale of Kwanda Shares Agreement;

5.9	the Holdco Sale of Shares Agreement; and

5.10	the Holdco Shareholders’ Agreement.

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6.	TERMINATION

On the Closing Date and immediately after the implementation of the Phase 3 Transactional Agreements in terms of clause 5, the Micawber Shareholders’ Agreement and the Notarial Joint Venture Agreement shall be terminated (to the extent that any such agreement shall have become unconditional) or shall lapse (to the extent that any such agreement shall remain conditional at the Closing Date), it being recorded that the Parties shall procure that the parties to such agreements will do all such things and sign all such documents as may be necessary to give effect to this clause 6.

7.	POST-CLOSING DIVIDEND

The Parties record and agree that, in accordance with clause 9 of the Holdco Sale of Shares Agreement, Plateau shall procure that, by no later than 60 (sixty) days after the Closing Date, Holdco shall have declared and paid to RPM a special dividend equal to the aggregate net free cashflow of Holdco available for distribution to its shareholders for the period up to, and as at, the day immediately preceding the Closing Date.

8.	COSTS

8.1	Each of the Parties shall bear its own costs of and incidental to the negotiation, preparation and execution of this Agreement.

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8.2

The Parties shall bear, in equal proportions, the filing fee and/or filing fees payable in respect of the notifications to be lodged with the Competition Authorities in order to fulfil the Condition contained in clause 4.1.8.

9.	CONFIDENTIALITY

9.1

Each of the Parties shall at all times treat all information in connection with and/or relating to the Transaction and/or the Transactional Agreements and all matters incidental thereto (“Confidential Information”), as strictly confidential and shall not, without the prior written consent of the other Parties (which consent may, for the avoidance of doubt, be withheld in the unfettered discretion of such other Party) disclose such Confidential Information to any party, and/or make use of such Confidential Information for any purposes other than in connection with the Transactional Agreements and/or the completion thereof in accordance with their terms.

9.2

Notwithstanding the stipulations of clause 9.1, information shall be deemed not to be Confidential Information, and the provisions of clause 9.1 shall not apply to a Party in connection with any information which:

9.2.1	is or becomes generally available to the public other than as a result of disclosure by such Party in violation of this clause 9;

9.2.2	is disclosed to such Party by any third party entitled so to disclose such Confidential Information;

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9.2.3

is required to be given, made or published by law or under the rules and regulations of any relevant stock exchange or any applicable regulatory authority, in which case, the Party liable to so give, make or publish same shall, to the extent reasonably possible, give the other Parties reasonable written notice thereof, along with drafts or copies thereof, as soon as is reasonably practicable, and, in the case of any disclosure required in terms of the Promotion of Access to Information Act, 2000 (Act No. 2 of 2000) (“PAI Act”), the Party liable to make such disclosure shall, inasfar as it shall be able, apply the principles of Chapter 4 of the PAI Act in order to avoid and/or limit the extent of any such disclosure, and such Party shall not make any disclosure which it shall not be legally obliged to make;

9.2.4

is required to be disclosed by any Party to any Financier in order for such Financier to take informed decisions regarding such Party, provided that such Party shall use its reasonable endeavours to procure that the Financier shall keep such information confidential; and

9.2.5

is, in terms of usual commercial practice, disclosed in the ordinary course of its operations by any of the Parties to any of their direct and indirect shareholders (and/or to any direct and/or indirect subsidiary of any of its direct and/or indirect shareholders) and/or to any Financier for the purpose of and/or in connection with the making of any investment decisions, provided that the relevant Party shall

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procure that such direct and indirect shareholders and/or Financier shall comply mutatis mutandis with the provisions of this clause 9.

10.	BREACH

10.1

Should any Party ("Defaulting Party") commit a breach of any of the provisions hereof, then any other Party ("Aggrieved Party") shall, if it wishes to enforce its rights hereunder, be obliged to give the Defaulting Party 30 days written notice to remedy the breach. If the Defaulting Party fails to comply with such notice, the Aggrieved Party shall be entitled to claim immediate payment and/or performance by the Defaulting Party of all of the Defaulting Party's obligations whether or not the due date for payment and/or performance shall have arrived, in either event without prejudice to the Aggrieved Party’s rights to claim damages, it being recorded that the Aggrieved Party shall not be entitled to cancel this Agreement. The foregoing is without prejudice to such other rights as the Aggrieved Party may have at law.

10.2

Notwithstanding anything to the contrary contained herein, no liability shall attach to any of the Parties in respect of any breach of this Agreement in relation to claims, losses or liabilities for any loss of profit or any other indirect, special or consequential loss.

11.	DOMICILIUM

11.1	The Parties hereto choose domicilia citandi et executandi for all purposes of and in connection with this Agreement as follows:

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Plateau:	82 Grayston Drive
Sandton
JOHANNESBURG
2146
Fax No. +27 11 883 0836
Attention: The Chief Financial Officer

RPM:	13th Floor
55 Marshall Street
JOHANNESBURG
2001
Fax No. +27 11 373 5111
Attention: The Company Secretary

Holdco:	13th Floor
55 Marshall Street
JOHANNESBURG
2001
Fax No. +27 11 373-5111
Attention: The Company Secretary

11.2

Any Party hereto shall be entitled to change its domicilium from time to time, provided that any new domicilium selected by it shall be an address in the Republic other than a box number, and any such change shall only be effective upon receipt of notice in writing by the other Parties of such change.

11.3	All notices, demands, communications or payments intended for any Party shall be made or given at such Party’s domicilium for the time being.

11.4	A notice sent by one Party to another Party shall be delivered by hand or sent by telefax and shall be deemed to be received:

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11.4.1	on the same day, if delivered by hand, provided that in the event that such day shall not be a Business Day, the notice shall be deemed to have been received on the next Business Day; and

11.4.2	on the same day of transmission if sent by telefax with receipt received confirming completion of transmission.

11.5

Notwithstanding anything to the contrary herein contained a written notice or communication actually received by a Party shall be an adequate written notice or communication to it notwithstanding that it was not sent to or delivered at its chosen domicilium citandi et executandi.

12.	DISPUTE RESOLUTION

12.1

In the event of there being any dispute or difference between the Parties arising out of this Agreement, the said dispute or difference shall on written demand by any Party be submitted to arbitration in Johannesburg in accordance with the AFSA rules, which arbitration shall be administered by AFSA.

12.2

Should AFSA, as an institution, not be operating at that time or not be accepting requests for arbitration for any reason, then the arbitration shall be conducted in accordance with the AFSA rules for commercial arbitration (as last applied by AFSA) before an arbitrator appointed by agreement between the parties to the dispute or failing agreement, within 10 (ten) Business Days of the demand for arbitration, then any party to the dispute shall be entitled to forthwith call upon the chairperson of the Johannesburg

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Bar Council to nominate the arbitrator, provided that the person so nominated shall be an advocate of not less than 10 (ten) years standing as such. The person so nominated shall be the duly appointed arbitrator in respect of the dispute. In the event of the attorneys of the parties to the dispute failing to agree on any matter relating to the administration of the arbitration, such matter shall be referred to and decided by the arbitrator whose decision shall be final and binding on the parties to the dispute.

12.3

Any party to the arbitration may appeal the decision of the arbitrator or arbitrators in terms of the AFSA rules for commercial arbitration. Should AFSA, as an institution, not be operating at the time or not be accepting requests for appeals for any reason, then the appeal shall be conducted in accordance with the AFSA rules for commercial arbitration (as last applied by AFSA).

12.4	Nothing herein contained shall be deemed to prevent or prohibit a party to the arbitration from applying to the appropriate court for urgent relief or for judgment in relation to a liquidated claim.

12.5

Any arbitration in terms of this clause 12 (including any appeal proceedings) shall be conducted in camera and the Parties shall treat as confidential details of the dispute submitted to arbitration, the conduct of the arbitration proceedings and the outcome of the arbitration.

12.6	This clause 12 will continue to be binding on the Parties notwithstanding any termination or cancellation of this Agreement.

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12.7

The Parties agree that the written demand by a party to a dispute, in terms of clause 12.1, that such dispute or difference be submitted to arbitration, is to be deemed to be a legal process for the purpose of interrupting extinctive prescription in terms of the Prescription Act, 1969.

13.	COUNTERPARTS

This Agreement may be executed in any number of counterparts and by the different Parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts together shall constitute one and the same instrument.

14.	GOVERNING LAW

This Agreement shall be governed by and construed in accordance with the laws of the Republic. The Parties hereby irrevocably and unconditionally consent to the non-exclusive jurisdiction of the High Court of the Republic of South Africa (Witwatersrand Local Division) in respect of any matter arising in terms of and/or in connection with this Agreement.

15.	SEVERANCE

If any provision of this Agreement, which is not material to its efficacy as a whole, is rendered void, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and the Parties shall endeavour in good faith to agree an alternative provision to the void, illegal or unenforceable provision.

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16.	GENERAL

16.1

This document, together with the Transactional Agreements constitutes the sole record of the agreement amongst the Parties and the parties to the respective Transactional Agreements, in regard to the subject matter thereof.

16.2	None of the Parties shall be bound by any express or implied term, representation, warranty, promise or the like, not recorded herein.

16.3	No addition to, variation or consensual cancellation of this Agreement shall be of any force or effect unless in writing and signed by or on behalf of the Parties.

16.4

No indulgence which any of the Parties (“Grantor”) may grant to any of the others (“Grantee”) shall constitute a waiver of any of the rights of the Grantor, who shall not thereby be precluded from exercising any rights against the Grantee which might have arisen in the past or which might arise in the future.

16.5

The Parties undertake at all times to do all such things, to perform all such acts and to take all such steps and to procure the doing of all such things, the performance of all such actions and the taking of all such steps as may be open to them and necessary for or incidental to the putting into effect or maintenance of the terms, conditions and import of this Agreement.

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16.6

None of the Parties shall be entitled to cede, delegate or otherwise transfer all or any of its rights, interest or obligations under and in terms of this Agreement except with the prior written consent of the other Parties.

THUS DONE and SIGNED at ___________________________ on this the ________________ day of ________________________ 2008.

For and on behalf of

PLATEAU RESOURCES (PROPRIETARY) LIMITED

by

_____________________________________
who warrants his authority hereto

THUS DONE and SIGNED at ___________________________ on this the ________________ day of ________________________ 2008.

For and on behalf of

RUSTENBURG PLATINUM MINES LIMITED

by

_____________________________________
who warrants his authority hereto

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THUS DONE and SIGNED at ___________________________ on this the ________________ day of ________________________ 2008.

For and on behalf of

RICHTRAU NO 179 (PROPRIETARY) LIMITED

by

_____________________________________
who warrants his authority hereto

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SCHEDULE 1

DRAFT BEE PRINCIPLES ACKNOWLEDGMENT LETTER

ON THE LETTERHEAD OF EITHER ANOORAQ, PELAWAN OR THE TRUSTEES

OF THE PELAWAN TRUST

[Date]

The Company Secretary
Rustenburg Platinum Mines Limited

Dear Sirs

ACKNOWLEDGMENT LETTER

1.	We refer to:

1.1

the shareholders’ agreement ("Holdco Shareholders’ Agreement") entered into amongst Rustenburg Platinum Mines Limited ("RPM"), Plateau Resources (Proprietary) Limited ("Plateau") and Richtrau No 179 (Proprietary) Limited (“Holdco”) (collectively, the “Parties”), which shall, amongst other things, govern RPM and Plateau’s relationship as shareholders in Holdco; and

1.2

the implementation agreement (“Phase 3 Implementation Agreement”) entered into amongst the Parties which, amongst other things, contains the conditions precedent to the implementation of the Holdco Shareholders Agreement and certain other transactional agreements.

2.

Schedule 2 to the Holdco Shareholders’ Agreement (“BEE Principles Schedule”) contains the BEE principles and pre-emptive rights that shall govern Plateau and RPM’s relationship as shareholders in Holdco. Further, it contains clauses which may result in Plateau’s shareholding interest in Holdco being

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compulsorily disposed of and/or RPM being entitled to put its entire shareholding interest in Holdco to Plateau or its successor/s in title.

3.

As envisioned in the conditions precedent contained in clause 4.1.15 of the Phase 3 Implementation Agreement, it is hereby confirmed that Anooraq/Pelawan/the trustees of the Pelawan Trust acknowledge/s and fully understand/s the terms of the BEE Principles Schedule. Further, Anooraq/Pelawan/the trustees of the Pelawan Trust acknowledge/s that all of the provisions of the BEE Principles Schedule and the restrictions therein contained are fair and reasonable and are part of the overall intention of the Parties in connection with the Holdco Shareholders’ Agreement.

Yours faithfully

......................................................................
Director/Trustee for and on behalf of
ANOORAQ RESOURCES CORPORATION / PELAWAN INVESTMENTS (PROPRIETARY) LIMITED / THE PELAWAN TRUST

Received a copy hereof on this

the ____ day of _______________

_____________________________
Director for and on behalf of
RUSTENBURG PLATINUM MINES LIMITED

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SCHEDULE 2

CONFORMED COPY OF THE IMPLEMENTATION AGREEMENT

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10.06.09

SECOND ADDENDUM TO THE PHASE 3

IMPLEMENTATION AGREEMENT

amongst

RUSTENBURG PLATINUM MINES LIMITED

PLATEAU RESOURCES (PROPRIETARY) LIMITED

and

RICHTRAU NO 179 (PROPRIETARY) LIMITED

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SECOND ADDENDUM TO THE PHASE 3 IMPLEMENTATION

AGREEMENT DATED 28 MARCH 2008

amongst

RUSTENBURG PLATINUM MINES LIMITED

PLATEAU RESOURCES (PROPRIETARY) LIMITED

and

RICHTRAU NO 179 (PROPRIETARY) LIMITED

(“the Implementation Agreement”)

AMENDMENT TO THE AGREEMENT

The Implementation Agreement is hereby amended by the deletion of clause 4.1.21 and the substitution therefor of the following:

“4.1.21	by not later than 30 June 2009, or such later date as the Parties may agree in writing:

4.1.21.1	Opco shall have repaid to Holdco an amount of R1 764 705 783, in settlement of a portion of the loan outstanding in terms of the Opco Shareholder Loan Agreement;

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4.1.21.2	Holdco shall have repaid to RPM an amount of R1 764 705 783, in settlement of a portion of the loan outstanding in terms of the Holdco Shareholder Loan Agreement;

4.1.21.3

RPM shall have subscribed for, and Holdco shall have allotted and issued to RPM, 17 548 ordinary shares of R1 each in the share capital of Holdco, for an aggregate subscription price of R1 810 223 017;

4.1.21.4

Holdco shall have subscribed for, and Opco shall have allotted and issued to Holdco, 17 548 ordinary shares of R1 each in the share capital of Opco, for an aggregate subscription price of R1 810 223 017; and

4.1.21.5

and after implementation of the provisions of clauses 4.1.21.1 to 4.1.21.4 (both inclusive), the issued share capital of both Holdco and Opco shall comprise 17 648 ordinary shares of R1 each and the claim on loan account of the shareholder of each of Holdco and Opco against such companies shall be equal to an amount of R5 294 117 746; and”.

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THUS DONE and SIGNED at ___________________________ on this the ________________ day of ________________________ 2009.

For and on behalf of

RUSTENBURG PLATINUM MINES LIMITED

by

_____________________________________
who warrants his authority hereto

THUS DONE and SIGNED at ___________________________ on this the ________________ day of ________________________ 2009.

For and on behalf of

PLATEAU RESOURCES (PROPRIETARY) LIMITED

by

_____________________________________
who warrants his authority hereto

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THUS DONE and SIGNED at ___________________________ on this the ________________ day of ________________________ 2009.

For and on behalf of

RICHTRAU NO 179 (PROPRIETARY) LIMITED

by

_____________________________________
who warrants his authority hereto

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26.06.09

THIRD ADDENDUM TO THE PHASE 3

IMPLEMENTATION AGREEMENT

amongst

RUSTENBURG PLATINUM MINES LIMITED

PLATEAU RESOURCES (PROPRIETARY) LIMITED

and

RICHTRAU NO 179 (PROPRIETARY) LIMITED

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THIRD ADDENDUM TO THE PHASE 3 IMPLEMENTATION

AGREEMENT DATED 28 MARCH 2008

amongst

RUSTENBURG PLATINUM MINES LIMITED

PLATEAU RESOURCES (PROPRIETARY) LIMITED

and

RICHTRAU NO 179 (PROPRIETARY) LIMITED

(“the Implementation Agreement”)

1.	AMENDMENTS TO THE IMPLEMENTATION AGREEMENT

1.1

Clause 3.2 of the Implementation Agreement is hereby amended by the insertion of the phrase “(other than the Boikgantsho Sale of Rights Agreement and the Kwanda Sale of Rights Agreement)” immediately after the phrase “Phase 3 Transactional Agreements” where its appears in clauses 3.2.1 and 3.2.2.

1.2	Clause 4 of the Agreement is hereby amended by:

1.2.1	the deletion of clauses 4.1.2 to 4.1.4 (both inclusive) and clause 4.1.9;

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1.2.2

the renumbering of the existing clauses 4.1.5 to 4.1.8 (both inclusive) as clauses 4.1.2 to 4.1.5 (both inclusive) and the renumbering of the existing clauses 4.1.10 to 4.1.22 (both inclusive) as clauses 4.1.6 to 4.1.18 (both inclusive);

1.2.3	the deletion of the phrase “this clause 4.1.5” where it appears in the renumbered clause 4.1.2 and its substitution therefor of the phrase “this clause 4.1.2”;

1.2.4	the deletion of the phrase “this clause 4.1.19” where it appears in the renumbered clause 4.1.15 and its substitution therefor of the phrase “this clause 4.1.15”;

1.2.5

the deletion of the phrase “and after implementation of the provisions of clauses 4.1.21.1 to 4.1.21.4 (both inclusive)” where it appears in the renumbered clause 4.1.17 and its substitution therefor of the phrase “and after implementation of the provisions of clauses 4.1.17.1 to 4.1.17.4 (both inclusive)”; and

1.2.6	the deletion of clause 4.2 and its substitution therefore of the following:

“4.2	The Conditions in clauses:

4.2.1	4.1.5 to 4.1.7 (both inclusive) and 4.1.9 relate to compulsory regulatory approvals and may not be waived by any of the Parties;

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4.2.2

4.1.1; 4.1.3; 4.1.4; 4.1.12; 4.1.13; 4.1.17 and 4.1.18 are imposed for the benefit of all the Parties, and may not be waived except by unanimous written agreement amongst the Parties at any time prior to the dates respectively specified for their fulfilment;

4.2.3

4.1.2 and 4.1.11 are inserted for the benefit of RPM and may be waived only by RPM, by way of notice in writing to both Plateau and Holdco, at any time prior to the dates respectively specified for their fulfilment; and

4.2.4

4.1.8; 4.1.10; 4.1.14; 4.1.15 and 4.1.16 are inserted for the benefit of Plateau and may be waived only by Plateau, by way of notice in writing to both RPM and Holdco, at any time prior to the dates respectively specified for their fulfilment.”.

1.3

Clause 5 of the Implementation Agreement is hereby amended by the deletion of the phrase “On the Closing Date, the Phase 3 Transactional Agreements shall be implemented in the sequence set out below:” and its substitution therefor of the phrase “Save for the Boikgantsho Sale of Rights Agreement and the Kwanda Sale of Rights Agreement (which shall be implemented only in accordance with their respective terms and conditions), the Phase 3 Transactional Agreements shall be implemented on the Closing Date in the sequence set out below:”

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1.4	Clauses 5.1 and 5.2 of the Implementation Agreement are hereby deleted.

1.5

Clause 6 of the Implementation Agreement is hereby amended by the insertion of the phrase “(other than the Boikgantsho Sale of Rights Agreement and the Kwanda Sale of Rights Agreement)” immediately after the phrase “Phase 3 Transactional Agreements” where it appears in that clause.

1.6	Clause 8.2 is hereby amended by the deletion of the phrase “clause 4.1.8” where it appears in that clause and its substitution therefore with the phrase “clause 4.1.5”.

2.	FULFILMENT OF CONDITIONS PRECEDENT

2.1

As a result of the renumbering of the sub-clause numbers in clause 4.1 of the Implementation Agreement, in accordance with clause 1.2.2 above, the recordal of those conditions precedent that have been fulfilled or waived, as specified in clause 3 of the First Addendum to the Implementation Agreement dated 12 May 2009 (“First Addendum”), is incorrect.

2.2

Accordingly, each of the signatories to this addendum hereby agrees to the deletion of clause 3 of the First Addendum and hereby confirms and agrees that the conditions precedent contained in clauses 4.1.5; 4.1.8, 4.1.14 and 4.1.15 of the Implementation Agreement (as renumbered in accordance with clause 1.2.2 above) have, as at the date of last signature of this addendum, been fulfilled and if not fulfilled, are, to the extent possible, hereby waived.

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2.3	Further, each of the signatories to this addendum hereby confirms and agrees that it is not necessary to fulfil the condition precedent contained in clause 4.1.6 (as renumbered).

THUS DONE and SIGNED at ___________________________ on this the ________________ day of ________________________2009.

For and on behalf of

RUSTENBURG PLATINUM MINES LIMITED

by

_____________________________________
who warrants his authority hereto

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THUS DONE and SIGNED at ___________________________ on this the ________________ day of ________________________ 2009.

For and on behalf of

PLATEAU RESOURCES (PROPRIETARY) LIMITED

by

_____________________________________
who warrants his authority hereto

THUS DONE and SIGNED at ___________________________ on this the ________________ day of ________________________ 2009.

For and on behalf of

RICHTRAU NO 179 (PROPRIETARY) LIMITED

by

_____________________________________
who warrants his authority hereto